SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): January 5, 2004


                               ROGERS CORPORATION
             (Exact name of Registrant as specified in its charter)


       Massachusetts                      1-4347                06-0513860
(State or other jurisdiction of       (Commission File        (I.R.S. Employer
incorporation or organization)            Number)            Identification No.)

       One Technology Drive
       P.O. Box 188
       Rogers, Connecticut                                      06263-0188
(Address of principal executive offices)                        (Zip Code)

                                 (860) 774-9605
              (Registrant's telephone number, including area code)





Item 7. Financial Statements and Exhibits

(c)     Exhibits


99.1    Press Release dated January 5, 2004 issued by Rogers Corporation.



Item 12. Results of Operations and Financial Condition

     In a Press Release dated January 5, 2004, the Registrant updated previously released guidance for the fourth quarter of 2003. The Registrant's Press Release is furnished herewith as Exhibit 99.1.



                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               ROGERS CORPORATION
                                               (Registrant)



                                                By   /s/James M. Rutledge
                                                     --------------------
                                                     James M. Rutledge
                                                     Vice President, Finance and
                                                     Chief Financial Officer

Date:  January 5, 2004